UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 13, 2022
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DoorDash, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2022, DoorDash, Inc. (the “Company”) appointed Elinor Mertz to its Board of Directors (the “Board”). Ms. Mertz will serve as a Class I director, with a term expiring at the annual meeting of stockholders to be held in 2024. In addition, Ms. Mertz was appointed as a member of the Audit Committee of the Board.

In connection with Ms. Mertz’s appointment to the Board, the Company and Ms. Mertz entered into an offer letter dated as of July 7, 2022.

Ms. Mertz will be entitled to receive cash and equity compensation under the Company’s outside director compensation policy (the “Policy”), which is described in the section of the Company’s definitive proxy statement on Schedule 14A titled “Board of Directors and Corporate Governance-Director Compensation,” filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2022 and has been filed as Exhibit 10.7 to the amendment to the Company’s Registration Statement on Form S-1 (File No. 333-250056), filed with the SEC on November 30, 2020.

In accordance with the Company’s customary practice, the Company has entered into its standard form of indemnification agreement with Ms. Mertz, the form of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-250056), filed with the SEC on November 13, 2020.

Ms. Mertz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no family relationships, as defined in Item 401 of Regulation S-K promulgated under the Exchange Act, between Ms. Mertz and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are also no arrangements or understandings between Ms. Mertz and any other persons pursuant to which Ms. Mertz was appointed a director of the Company.

A copy of the press release announcing the appointment of Ms. Mertz to the Board is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by DoorDash, Inc. on July 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: July 14, 2022	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer (Principal Executive Officer)